EXHIBIT 99.2
INVESTOR SUPPLEMENT — SECOND QUARTER 2008
DOVER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited) (dollars in thousands, except per share data)

	Three Months Ended June 30		Six Months Ended June 30
	2008	2007	2008	2007
Revenue	$2,010,978	$1,824,143	$3,876,464	$3,568,576
Cost of goods and services	1,271,359	1,170,526	2,457,299	2,293,526

Gross profit	739,619	653,617	1,419,165	1,275,050
Selling and administrative expenses	446,531	391,508	890,306	798,742

Operating earnings	293,088	262,109	528,859	476,308
Interest expense, net	27,388	22,684	50,819	44,585
Other expense (income), net	1,186	(45)	3,719	(423)

Total interest/other expense, net	28,574	22,639	54,538	44,162

Earnings before provision for income taxes and discontinued operations	264,514	239,470	474,321	432,146
Provision for income taxes	77,604	64,799	139,480	119,655

Earnings from continuing operations	186,910	174,671	334,841	312,491

Loss from discontinued operations, net of tax	(51,634)	(2,476)	(52,387)	(11,365)

Net earnings	$135,276	$172,195	$282,454	$301,126

Basic earnings (loss) per common share:
Earnings from continuing operations	$0.99	$0.85	$1.76	$1.53
Loss from discontinued operations	(0.27)	(0.01)	(0.27)	(0.06)
Net earnings	0.72	0.84	1.48	1.47

Weighted average shares outstanding	189,094	204,431	190,760	204,446

Diluted earnings (loss) per common share:
Earnings from continuing operations	$0.98	$0.85	$1.74	1.52
Loss from discontinued operations	(0.27)	(0.01)	(0.27)	(0.06)
Net earnings	0.71	0.84	1.47	1.46

Weighted average shares outstanding	190,589	206,145	191,966	206,155

Dividends paid per common share	$0.200	$0.185	$0.400	$0.370

The following table is a reconciliation of the share amounts used in computing earnings per share:

	Three Months Ended June 30		Six Months Ended June 30
	2008	2007	2008	2007
Weighted average shares outstanding — Basic	189,094	204,431	190,760	204,446
Dilutive effect of assumed exercise of employee stock options	1,495	1,714	1,206	1,709

Weighted average shares outstanding — Diluted	190,589	206,145	191,966	206,155

Anti-dilutive shares excluded from diluted EPS computation	3,778	3,403	3,778	3,403

DOVER CORPORATION — INVESTOR SUPPLEMENT
SECOND QUARTER 2008
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (dollars in thousands)

	2007						2008
			Q2						Q2
	Q1	Q2	YTD	Q3	Q4	FY 2007	Q1	Q2	YTD

REVENUE
Industrial Products
Material Handling	$293,466	$299,588	$593,054	$276,236	$275,963	$1,145,253	$287,208	$306,988	$594,196
Mobile Equipment	307,758	315,394	623,152	315,920	323,912	1,262,984	329,723	342,228	671,951
Eliminations	(219)	(220)	(439)	(203)	(335)	(977)	(157)	(210)	(367)

	601,005	614,762	1,215,767	591,953	599,540	2,407,260	616,774	649,006	1,265,780

Engineered Systems
Product Identification	206,625	224,353	430,978	227,617	253,985	912,580	231,526	249,250	480,776
Engineered Products	260,002	284,457	544,459	311,337	283,682	1,139,478	267,696	289,479	557,175

	466,627	508,810	975,437	538,954	537,667	2,052,058	499,222	538,729	1,037,951

Fluid Management
Energy	189,367	188,690	378,057	197,759	199,208	775,024	213,003	236,461	449,464
Fluid Solutions	169,669	174,579	344,248	176,756	186,109	707,113	188,328	210,207	398,535
Eliminations	(40)	(24)	(64)	(12)	(53)	(129)	(32)	(38)	(70)

	358,996	363,245	722,241	374,503	385,264	1,482,008	401,299	446,630	847,929

Electronic Technologies	321,173	340,717	661,890	363,002	365,211	1,390,103	351,757	379,958	731,715

Intra-segment eliminations	(3,368)	(3,391)	(6,759)	(3,306)	(4,094)	(14,159)	(3,566)	(3,345)	(6,911)

Total consolidated revenue	$1,744,433	$1,824,143	$3,568,576	$1,865,106	$1,883,588	$7,317,270	$1,865,486	$2,010,978	$3,876,464

NET EARNINGS
Segment Earnings:
Industrial Products	$74,521	$88,796	$163,317	$77,418	$71,751	$312,486	$78,838	$87,925	$166,763
Engineered Systems	51,657	77,828	129,485	84,223	78,019	291,727	62,996	80,045	143,041
Fluid Management	73,842	73,283	147,125	79,184	78,267	304,576	85,139	97,878	183,017
Electronic Technologies	36,949	45,354	82,303	50,801	47,233	180,337	36,234	51,029	87,263

Total Segments	236,969	285,261	522,230	291,626	275,270	1,089,126	263,207	316,877	580,084
Corporate expense / other	(22,392)	(23,107)	(45,499)	(21,092)	(20,578)	(87,169)	(29,969)	(24,975)	(54,944)
Net interest expense	(21,901)	(22,684)	(44,585)	(22,469)	(22,536)	(89,590)	(23,431)	(27,388)	(50,819)

Earnings from continuing operations before provision for income taxes	192,676	239,470	432,146	248,065	232,156	912,367	209,807	264,514	474,321
Provision for income taxes	54,856	64,799	119,655	65,938	57,024	242,617	61,876	77,604	139,480

Earnings from continuing operations	137,820	174,671	312,491	182,127	175,132	669,750	147,931	186,910	334,841
Earnings (loss) from discontinued operations, net	(8,889)	(2,476)	(11,365)	(7,536)	10,232	(8,669)	(753)	(51,634)	(52,387)

Net earnings	$128,931	$172,195	$301,126	$174,591	$185,364	$661,081	$147,178	$135,276	$282,454

SEGMENT OPERATING MARGIN
Industrial Products	12.4%	14.4%	13.4%	13.1%	12.0%	13.0%	12.8%	13.5%	13.2%
Engineered Systems	11.1%	15.3%	13.3%	15.6%	14.5%	14.2%	12.6%	14.9%	13.8%
Fluid Management	20.6%	20.2%	20.4%	21.1%	20.3%	20.6%	21.2%	21.9%	21.6%
Electronic Technologies	11.5%	13.3%	12.4%	14.0%	12.9%	13.0%	10.3%	13.4%	11.9%

Total Segment	13.6%	15.6%	14.6%	15.6%	14.6%	14.9%	14.1%	15.8%	15.0%

DOVER CORPORATION — INVESTOR SUPPLEMENT
SECOND QUARTER 2008
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION (continued)
(unaudited) (dollars in thousands)

	2007						2008
			Q2						Q2
	Q1	Q2	YTD	Q3	Q4	FY 2007	Q1	Q2	YTD

BOOKINGS
Industrial Products
Material Handling	$304,050	$286,875	$590,925	$272,405	$278,625	$1,141,955	$296,278	$313,199	$609,477
Mobile Equipment	374,845	353,122	727,967	298,016	338,357	1,364,340	360,324	318,059	678,383
Eliminations	(438)	(445)	(883)	(324)	(349)	(1,556)	(296)	(385)	(681)

	678,457	639,552	1,318,009	570,097	616,633	2,504,739	656,306	630,873	1,287,179

Engineered Systems
Product Identification	215,596	219,111	434,707	231,166	253,343	919,216	239,547	250,538	490,085
Engineered Products	299,270	317,006	616,276	272,229	228,133	1,116,638	284,257	279,673	563,930

	514,866	536,117	1,050,983	503,395	481,476	2,035,854	523,804	530,211	1,054,015

Fluid Management
Energy	200,010	187,502	387,512	194,733	202,820	785,065	233,662	252,535	486,197
Fluid Solutions	171,944	180,964	352,908	177,021	186,715	716,644	197,289	217,466	414,755
Eliminations	(15)	(16)	(31)	(12)	(67)	(110)	(24)	(32)	(56)

	371,939	368,450	740,389	371,742	389,468	1,501,599	430,927	469,969	900,896

Electronic Technologies	311,840	354,858	666,698	381,804	330,049	1,378,551	360,337	384,790	745,127

Intra-segment eliminations	(3,019)	(4,330)	(7,349)	(4,453)	(2,837)	(14,639)	(2,992)	(3,490)	(6,482)

Total consolidated bookings	$1,874,083	$1,894,647	$3,768,730	$1,822,585	$1,814,789	$7,406,104	$1,968,382	$2,012,353	$3,980,735

BACKLOG
Industrial Products
Material Handling	$252,474	$240,977		$237,468	$213,653		$228,082	$235,284
Mobile Equipment	501,591	541,683		529,423	543,776		575,070	549,430
Eliminations	(207)	(236)		(275)	(195)		(171)	(186)

	753,858	782,424		766,616	757,234		802,981	784,528

Engineered Systems
Product Identification	66,875	62,216		68,682	68,938		79,956	82,196
Engineered Products	281,120	321,530		282,728	227,523		244,981	235,513

	347,995	383,746		351,410	296,461		324,937	317,709

Fluid Management
Energy	88,392	89,044		87,105	88,245		106,540	119,033
Fluid Solutions	65,683	72,028		73,007	73,713		85,130	91,870
Eliminations	(8)	—		—	(14)		(6)	—

	154,067	161,072		160,112	161,944		191,664	210,903

Electronic Technologies	229,010	243,996		266,474	232,704		246,711	251,403

Intra-segment eliminations	(1,193)	(2,110)		(3,224)	(1,913)		(2,038)	(1,424)

Total consolidated backlog	$1,483,737	$1,569,128		$1,541,388	$1,446,430		$1,564,255	$1,563,119

ACQUISITION RELATED DEPRECIATION AND AMORTIZATION EXPENSE *

Industrial Products	$6,741	$6,697	$13,438	$7,213	$7,179	$27,830	$9,215	$8,070	$17,285
Engineered Systems	11,607	5,459	17,066	5,755	6,441	29,262	6,109	6,116	12,225
Fluid Management	3,800	3,812	7,612	3,796	4,161	15,569	3,914	5,607	9,521
Electronic Technologies	8,756	10,319	19,075	9,957	9,264	38,296	8,902	9,416	18,318

	$30,904	$26,287	$57,191	$26,721	$27,045	$110,957	$28,140	$29,209	$57,349

*	Represents the pre-tax impact on earnings from the depreciation and amortization of acquisition accounting write-ups to reflect the fair value of inventory, property, plant and equipment and intangible assets.

DOVER CORPORATION — INVESTOR SUPPLEMENT
SECOND QUARTER 2008
DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)

	2007						2008
	Q1	Q2	YTD	Q3	Q4	FY 2007	Q1	Q2	YTD

Basic earnings (loss) per common share:
Continuing operations	$0.67	$0.85	$1.53	$0.91	$0.89	$3.33	$0.77	$0.99	$1.76
Discontinued operations	(0.04)	(0.01)	(0.06)	(0.04)	0.05	(0.04)	(0.00)	(0.27)	(0.27)
Net earnings	0.63	0.84	1.47	0.87	0.95	3.28	0.76	0.72	1.48

Diluted earnings (loss) per common share:
Continuing operations	$0.67	$0.85	$1.52	$0.90	$0.89	$3.30	$0.77	$0.98	$1.74
Discontinued operations	(0.04)	(0.01)	(0.06)	(0.04)	0.05	(0.04)	(0.00)	(0.27)	(0.27)
Net earnings	0.63	0.84	1.46	0.86	0.94	3.26	0.76	0.71	1.47

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